Delaware Investments® Family of Funds

Supplement to the current Summary Prospectuses, Statutory Prospectuses, and Statements of
Additional Information for each applicable Delaware Investments fund that has Class B shares
(each, a “Fund” and together, the “Funds”)

At a meeting on Aug. 19-21, 2014, the Funds’ Boards of Trustees approved the early conversion of all remaining Class B shares to Class A shares (Consultant Class shares for Delaware Cash Reserve® Fund).

On or about Sept.25, 2014, all remaining Class B shares of the Funds will convert to Class A shares (Consultant Class shares for Delaware Cash Reserve Fund), including Class B shares that are scheduled to convert on a date later than the end of the third quarter of 2014. As of this date, other than as noted below, all references to Class B shares in the summary prospectuses, statutory prospectuses and statements of additional information are removed and Class B shares will cease to exist. No contingent deferred sales charges will be assessed in connection with this conversion and the conversion is expected to be tax-free for federal income tax purposes.

The following paragraph is added to the covers of the summary prospectuses, statutory prospectuses, and statements of additional information, as applicable.

The Board of Trustees of the Fund approved the early conversion of all Class B shares in the Delaware Investments Family of Funds to occur on or about September 25, 2014. Other than as noted below, all references in this summary prospectus, statutory prospectus and statement of additional information related to Class B shares are eliminated as of this date.

For each Fund other than Delaware Cash Reserve Fund, the following footnote replaces the second footnote in the section of the statutory prospectus entitled, “About your account – Dealer compensation”.

2
Your securities dealer was previously eligible to receive a 12b-1 service fee of up to 0.25% from the date of purchase of Class B shares. After the conversion, dealers may then be eligible to receive the 12b-1 fee applicable to Class A shares.

Investments in the Delaware Investments Family of Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Please keep this Supplement for future reference.

This supplement is dated August 22, 2014.